UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 15, 1999
                                                         ---------------



                         NIELSEN MEDIA RESEARCH, INC.
                         ----------------------------
              (Exact Name of registrant specified in its charter)

Delaware                        1-12275                 06-1450569
--------                ----------------------   ------------------------
(State or other            (Commission File          (I.R.S. employer
Jurisdiction of                 Number)            Identification No.)
Incorporation)

                                299 Park Avenue
                           New York, New York 10171
                   (Address of principal executive offices)
                    --------------------------------------
                 Registrant's telephone number: (212) 708-7500

Item 5.   Other Events
          ------------

          On August 16, 1999, Nielsen Media Research, Inc. announced the signing of an Agreement and Plan of Merger with VNU USA, Inc. and its wholly-owned subsidiary, Niner Acquisition, Inc.. The following information is attached hereto: (i) Agreement and Plan of Merger among Nielsen Media Research, Inc., Niner Acquisition, Inc. and VNU USA, Inc. dated as of August 15, 1999 (Exhibit 2.1), (ii) the Guarantee of VNU NV dated as of August 15, 1999 (Exhibit 99.2) and (iii) the related press release dated August 16, 1999 (Exhibit 99.1).


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Exhibit 2.1 Agreement and Plan of Merger among Nielsen Media Research, Inc., Niner Acquisition, Inc. and VNU USA, Inc. dated as of August 15, 1999.

          Exhibit 99.1 Press release dated August 16, 1999 announcing Agreement and Plan of Merger among Nielsen Media Research, Inc., Niner Acquisition, Inc. and VNU USA, Inc.

          Exhibit 99.2    Guarantee of VNU NV dated as of August 15, 1999.






















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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NIELSEN MEDIA RESEARCH, INC.
                                      ----------------------------
                                      (Registrant)


                                      By:    /s/ Stuart J. Goldshein
                                         -----------------------------------
                                      Name:   Stuart J. Goldshein
                                      Title:  Vice President and Controller


Date:  August 19, 1999





























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

                               INDEX TO EXHIBITS
                               -----------------

Exhibit Number    Exhibit
--------------    -------

2.1 Agreement and Plan of Merger among Nielsen Media Research, Inc., Niner Acquisition, Inc. and VNU USA, Inc. dated as of August 15, 1999.

99.1 Press release dated August 16, 1999 announcing Agreement and Plan of Merger among Nielsen Media Research, Inc., Niner Acquisition, Inc. and VNU USA, Inc.

99.2              Guarantee of VNU NV dated as of August 15, 1999.


































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